UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2022

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

001-35561

(Commission File Number)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends Ideanomics, Inc.’s (the “Company”) Current Report on Form 8-K (the “Original Filing”), which was originally filed on July 27, 2022 with the Securities and Exchange Commission (the “Commission”).

The purpose of this Amendment No. 1 is to revise the second and third paragraph under Item 4.01(a) of the Original Filing to reflect the Company’s receipt of a letter from BDO USA, LLP (“BDO”) on August 4, 2022 regarding the statements made by the Company under Item 4.01(a) and to file such letter as Exhibit 16.1 to this Amendment No. 1 to the Original Filing.

Item 4.01 is restated below in its entirety.

Item 4.01. Changes in Registrant’s Certifying Accountant.

BDO was previously the independent registered public accounting firm for the Company since September 24, 2021. On July 21, 2022, the Company dismissed BDO. The dismissal of BDO was approved by the Audit Committee of the board of directors of the Company (the “Audit Committee”). BDO did not issue an audit report on the Company’s financial statements for the fiscal year ended December 31, 2021. The Company’s new auditor Grassi & Co., CPAs, P.C. (“Grassi”) is currently conducting an audit of the financial statements and internal control over financial reporting as of and for the year ended December 31, 2021.

The Company was advised by BDO of certain events reportable in accordance with Item 304(a)(1)(v) of Regulation S-K in BDO’s letter dated August 4, 2022 (“BDO’s Letter”). A copy of BDO’s Letter is filed as Exhibit 16.1 hereto.

Numbered paragraph “1.” of BDO’s Letter states that at the time of its dismissal BDO had not yet finalized its assessment of the effectiveness of internal controls over financial reporting as of December 31, 2021. BDO’s Letter goes on to list certain material weaknesses that BDO had communicated to the Audit Committee prior to BDO’s dismissal. The Company is working diligently with Grassi to complete the Company’s Form 10-K for the fiscal year ended December 31, 2021, including completing Grassi’s assessment of the Company’s effectiveness of internal controls over financial reporting. Additionally, the Company has been and continues to devote resources to enhancing its internal controls over financial reporting. The Company does not believe that any of the items listed in BDO’s Letter will prevent Grassi, from completing the Company’s 2021 audit.

Numbered paragraph “2.” of BDO’s Letter also states that at the time of BDO’s dismissal it had not yet completed its evaluation of the materiality of certain audit adjustments pursuant to Staff Accounting Bulletin (“SAB”) No. 99 and that had a complete evaluation been performed, a conclusion may have been reached that previously filed financial statements may have contained a material error and could no longer be relied upon. The Company is working diligently with Grassi and is not aware of any material error related to previously filed financial statements or any reason that previously filed financial statements can no longer be relied upon.

Numbered paragraph “3.” of BDO’s Letter acknowledges that at the time of BDO’s dismissal, BDO had not yet finalized its procedures related to the Company’s investigation under Section 10A of the Securities Exchange Act relating to the Company’s China operations. Further, the same paragraph states that at the time of BDO’s termination, BDO had outstanding requests with the third-party law firm engaged by the Audit Committee to lead the investigation, had not completed its evaluation of the information that had been provided to BDO, and had not determined whether the investigation and the information provided therefrom was satisfactory to BDO. The Audit Committee engaged an Am Law 100 law firm and a nationally recognized forensics accounting firm to conduct a complete and thorough investigation and such investigation was completed by such parties to the Audit Committee’s satisfaction prior to the dismissal of BDO. The investigation concluded with no findings of improper or fraudulent actions or practices by the Company or any of its officers or employees with respect to any matters, including those raised by BDO.

The Company does not believe that any of the items listed in BDO’s Letter with respect to material weaknesses will prevent Grassi from completing the Company’s 2021. The Company currently anticipates filing its Form 10-K for the fiscal year ended December 31, 2021 and its Form 10-Q for each of the fiscal quarters ended March 31, 2022 and June 30, 2022 by September 12, 2022.

The Company provided BDO with a copy of the disclosures in the Original Filing. The Company requested that BDO furnish the Company with a letter addressed to the Commission stating whether or not BDO agrees with the Company’s statements included in this Item 4.01 as set forth in the Original Filing. The Company  further requested that BDO furnish the Company with an updated letter addressed to the Commission stating whether or not BDO agrees with the Company’s statements included in this Item 4.01 as set forth in this Amendment No. 1.

(b) Newly Engaged Independent Registered Public Accounting Firm

On July 27, 2022, the Company engaged Grassi as the Company’s new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ended December 31, 2021. The decision to appoint Grassi was approved by the Audit Committee. During the fiscal years ended December 31, 2021 and 2020 and through July 27, 2022, neither the Company, nor anyone on its behalf, consulted Grassi regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Grassi that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter of BDO, dated August 4, 2022.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: August 8, 2022	By:	/s/ Alfred P. Poor
Alfred P. Poor
Chief Executive Officer